UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to §240.14a-12

HOMETRUST BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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10 Woodfin Street
Asheville, NC 28801

October 14, 2013

The 2013 Annual Stockholders' Meeting for HomeTrust Bancshares, Inc. will be held at 10:00 A.M., Eastern Standard Time on November 25, 2013, at the Renaissance Hotel, located at 31 Woodfin Street, Asheville, North Carolina 28801.

The Annual Meeting is for the purpose of considering and acting upon:

    1. The election of four directors; and

    2. Ratification of the appointment of Dixon Hughes Goodman, LLP as independent registered public accounting firm for the fiscal year ending June 30, 2014; and

Such other matters as may properly come before the Annual Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Stockholders of record at the close of business on October 1, 2013, are entitled to vote at the Annual Meeting.

                                                      Your Board of Directors recommends a vote "FOR" proposals 1 and 2.

How to View Materials Online
Have your Stockholder Control number, which can be found on the lower right corner of this notice, and go to http://www.cfpproxy.com/7122.

IMPORTANT NOTICE
REGARDING
THE AVAILABILITY OF
PROXY MATERIALS
FOR THE STOCKHOLDER
MEETING TO BE HELD ON
NOVEMBER 25, 2013
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting.
Proxy materials available to view or receive:
Notice and Proxy Statement
Proxy Card
Annual Report
The Proxy materials are available at: http://www.cfpproxy.com/7122.

How to Request Paper or E-mail Copies of the Materials

If you want to receive paper or email copies of the Annual Meeting documents, you must request them. There is no charge to you for requesting a copy. Please make your request for these documents by November 15, 2013 to facilitate timely delivery. You will need your Stockholder Control Number, which can be found in the lower right corner of this notice. Then, either:

➢	Call our toll-free number, 1-800-951-2405;

➢	Visit the following website: http://www.cfpproxy.com/7122; or

➢	Send us an email at fulfillment@rtco.com and enter the Stockholder Control Number in the subject line.

You will have the opportunity to make your request, which you may later revoke at any time, for paper or email copies which will apply to all future stockholder meetings.

How to Vote

You may vote in any of the following ways:

➢ Internet—To vote via the Internet, go to http://www.cfpproxy.com/7122 to access the proxy materials and the instructions to vote online. You will need your Stockholder Control Number, which is in the lower right corner of this notice.

➢ Phone—To vote by phone, either (i) go to the above web site to access the proxy materials and the phone number you can use to vote (listed on the proxy card), or (ii) request paper or e-mail copies of the proxy materials in accordance with the instructions above (the phone number you can use to vote is listed on the proxy card). You will need your Stockholder Control Number.

➢ Mail—To vote by mail, you must first either (i) request a paper or e-mail copy of the proxy materials in accordance with the instructions above, or (ii) access the proxy materials on the above web site, and download and print the proxy card. Then, cast your vote on the proxy card, sign it and return it to the address indicated.

➢ In Person—You may also vote in person at the Annual Meeting. Please contact the Company at (828) 350-3049 to obtain directions. If you wish to vote in person at the Annual Meeting, you will need personal identification and, unless you are a registered holder of common stock, evidence (such as a brokerage account statement) of your ownership of HomeTrust Bancshares, Inc. common stock as of the close of business on the record date, October 1, 2013, as well as a legal proxy from the registered holder of your shares.

We ask that you review the proxy materials and cast your vote promptly. Thank you for your continued support.

Stockholder Control Number